Exhibit 99.5


                            [FORM OF BAYSTAR WARRANT]

     THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL OR UPON EVIDENCE REASONABLY SATISFACTORY TO VINA TECHNOLOGIES, INC. THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT OR ANOTHER APPLICABLE EXEMPTION.

No. W-_____________


                    *****************************************

                             VINA Technologies, Inc.
                          COMMON STOCK PURCHASE WARRANT

                    *****************************************



     This certifies that, for good and valuable consideration, VINA Technologies, Inc., a Delaware corporation (the "Company"), grants to BayStar Capital II, L.P. (the "Warrantholder"), the right to subscribe for and purchase from the Company the number of validly issued, fully paid and nonassessable shares (the "Warrant Shares") of the Company's common stock, $0.0001 par value per share (the "Common Stock"), specified in Section 1.1 hereof, at the purchase price per share (the "Exercise Price") set forth in Section 1.3 hereof, exercisable at any time and from time to time during the period (the "Exercise Period") commencing on the date hereof and ending on the third anniversary of the date hereof, unless terminated earlier pursuant to Section 1.5 hereof, all subject to the terms, conditions and adjustments herein set forth. See Section 8 for definitions of certain terms used herein.

     This Warrant is one of the Warrants issued pursuant to Section 1.1 of that certain Securities Purchase Agreement dated as of October 17, 2001 among the Company and the persons referred to therein (the "Purchase Agreement").

     1.  Number  of  Warrant   Shares;   Duration   and   Exercise  of  Warrant;
Determination of Exercise Price; Payment of Taxes.

     1.1 Number of Warrant Shares.

     This  Warrant  shall  enable  the  Warrantholder  to  purchase   __________
(_____________) shares of Common Stock, subject to the provisions of Section 6 hereof.

     1.2 Duration and Exercise of Warrant.

     (a) Election and Notice. This Warrant may be exercised by the Warrantholder by the surrender of this Warrant (or an indemnification undertaking or other form of security reasonably satisfactory to the Company with respect to this Warrant in the case of its loss, theft or destruction) to the Company, with a duly executed Exercise Form specifying the number of Warrant Shares to be purchased, during normal business hours on any Business Day during the Exercise Period. The Company must send a notice (the "Election Notice") to the Warrantholder within two (2) Business Days of receipt of the surrendered Warrant specifying whether this Warrant shall be exercised (A) for cash pursuant to Section1.2(b) below (the "Cash Exercise"), specifying the Exercise Price for the number of Warrant Shares specified in the Exercise Form (the "Aggregate Exercise Price") or (B) on a net issuance basis as set forth in Section 1.2(c) below (the "Net Issue Exercise"), specifying the number of Warrant Shares to be issued on such exercise. Notwithstanding the foregoing, if the Company fails to send the Election Notice on or before two (2) Business Days following receipt of this Warrant as set forth above, the Company shall be deemed to have elected a Cash Exercise.

     (b) Cash Exercise. If the Company elects a Cash Exercise, within one Business Day upon receipt of the Election Notice the Warrantholder shall deliver the Aggregate Exercise Price to the Company, for the account of the Company, by wire transfer of immediately available funds to a bank account specified by the Company in lawful money of the United States of America (the "Aggregate Exercise Price"). The Company shall, or cause its transfer agent to, within two (2) Business Days following the date of its receipt of the Aggregate Exercise Price as set forth in the preceding sentence, either (A) at the Warrantholder's request, credit such aggregate number of shares of Common Stock to which the Warrantholder shall be entitled to the holder's or its designee's balance account with The Depository Trust Company ("DTC") through its Deposit Withdrawal Agent Commission system, provided that (i) Transfer Agent is participating in DTC Fast Automated Securities Transfer Program, (ii) the Warrantholder is eligible to receive shares through DTC, and (iii) the certificates for the Common Stock do not bear a legend thereon, or (B) issue and deliver to the address as specified in the Exercise Form, a certificate or certificates in such denominations as may be requested by the holder in the Exercise Form, registered in the name of the Warrantholder or its designee, for the number of shares of Common Stock to which the Warrantholder shall be entitled upon such exercise. Upon delivery of the Aggregate Exercise Price and this Warrant, the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised. The Company agrees that such Warrant Shares shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid. If this

Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant. No adjustments shall be made on Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of Common Stock prior to the date as of which the Warrantholder shall be deemed to be the record holder of such Warrant Shares.

     (c) Net Exercise. If the Company elects a Net Issue Exercise, this Warrant shall be exercised on a net issue basis as set forth below. Within one (1) Business Day of receipt of the Election of Notice, if the Warrantholder disagrees with the number of shares or calculations regarding the net exercise provisions set forth therein, it shall notify the Company in writing of such disagreement in detail, setting forth the Warrantholder's calculations regarding the net issue exercise. If the Company and the Warrantholder are unable to reach agreement within five (5) days after the receipt by the Company of the Warrantholder's adjusted calculations, the number of shares to be issued upon the applicable net issue exercise will be determined within five (5) days by the Company's independent accountants. The determination of such accountants shall be final and binding upon all parties absent manifest error, and the fees and expenses of such accountant shall be borne ratably by the Company and the Warrantholder. In any event, the Company shall deliver or cause the transfer agent to deliver that number of Warrant Shares specified in the election Notice that are not subject to dispute. The Company agrees that the Warrant Shares issued upon exercise pursuant to this Section 1.1(b) Section 1.2(c) shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered as aforesaid. Upon such exercise, the Warrantholder shall be entitled to receive shares equal to the value of this Warrant (or the portion hereof being exercised) computed as of the date of surrender of this Warrant to the Company using the formula set forth in Section 1.5(b). If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant. No adjustments shall be made on Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of Common Stock prior to the date as of which the Warrantholder shall be deemed to be the record holder of such Warrant Shares.

     (d) Penalties. If the Company shall fail for any reason or for no reason to issue to the Warrantholder within seven (7) Business Days of (i) the receipt of the Aggregate Exercise Price following the Election Notice in the case of a Cash Exercise or a deemed Cash Exercise, or (ii) the date of the Election Notice in the case of a Net Exercise (each date, a "Delivery Date"), a certificate for the number of shares of Common Stock to which the holder is entitled or to credit the holder's balance account with DTC for such number of shares of Common Stock to which the holder is entitled upon the holder's exercise of this Warrant or a new Warrant for the remaining Warrant Shares, the Company shall, in addition to any other remedies under this Warrant or the Purchase Agreement or otherwise available to such holder, including any indemnification under Section 7.13 of the Purchase Agreement, pay as additional damages in cash to such holder on each day after the Delivery Date such exercise is not timely effected and/or each day after the Delivery Date such Warrant is not delivered, as the case may be, in an amount equal to .5% of the product of (I) the sum of the number of shares of

Common Stock not issued to the holder on or prior to the Delivery Date and to which such holder is entitled and, in the event the Company has failed to deliver a Warrant to the holder on or prior to the Delivery Date, the number of shares of Common Stock issuable upon exercise of this Warrant as of the Delivery Date and (II) the Closing Bid Price of the Common Stock on the Delivery Date. Notwithstanding the foregoing, the damages set forth in this Section 1.2(d) shall be stayed with respect to the number of shares of Common Stock and, if applicable, this Warrant for which there is a good faith dispute pending the resolution of such dispute.

     1.3 Exercise Price. The Exercise Price shall be $1.00 per share of Common Stock, subject to the provisions of Section 6 hereof.

     1.4 Payment of Taxes. The issuance of certificates for Warrant Shares shall be made without charge to the Warrantholder for any stock transfer or other issuance tax in respect thereto; provided, however, that the Warrantholder shall be required to pay any and all taxes which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Warrantholder as reflected upon the books of the Company or an affiliate of a Warrantholder.

     1.5 Early Termination.

     (a) Termination. Notwithstanding anything herein to the contrary, in the event the average Closing Bid Price per share of the Common Stock for twenty
(20) Trading Days (the "Twenty Day Closing  Average")  during a period of thirty
(30) consecutive Trading Days equals or exceeds $2.00 per share (the "Termination Event"), this Warrant shall cease to be exercisable and all rights of the Warrantholder hereunder shall terminate within ten (10) Business Days following receipt of the notice of the Termination Event ("Termination Notice") by the Warrantholder from the Company; provided, however, if, for any reason other than as a result of a breach of the Warrantholder's obligations under this Warrant or the Purchase Agreement, (i) a registration statement covering the Warrant Shares is not then effective or has been suspended or subject to a stop order and the Warrant Shares may not then be sold without volume limitations under an exemption from registration under the Securities Act, or (ii) the trading of the Common Stock on the Principal Market has been suspended, then this Warrant shall not cease to be exercisable until the tenth Business Day following the Termination Event that the conditions set forth in clauses (i) and
(ii) cease to exist.

     (b) Exercise. The Warrantholder must notify the Company if it elects to exercise this Warrant and whether this Warrant shall be exercised (A) for cash pursuant to Section 1.2(a) or (B) by the surrender of this Warrant to the Company, with a duly executed Exercise Form marked to reflect Net Issue Exercise and specifying the number of Warrant Shares to be purchased, during normal business hours within ten (10) Business Days of receipt of the Termination Notice. The Company agrees that such Warrant Shares shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered as aforesaid. Upon such exercise, the Warrantholder shall be entitled to receive shares equal to the value of this Warrant (or the portion hereof being exercised) computed as of the date of surrender of this Warrant to the Company using the formula:

                  X = Y (A-B)
                      -------
                        A

Where  X =    the number of shares of Common Stock to be issued to
              Warrantholder under this Section 1.5(b) (or 1.2(c), if applicable);

       Y = the number of shares of Common Stock otherwise purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation);

       A =    the fair market value of one share of Common Stock;

       B =    the Exercise Price (as adjusted to the date of such calculation).

     For purposes of this Section 1.5(b) and "fair market value" of one share of Common Stock shall mean the Twenty Day Closing Average. For purposes of Section 1.2(c) and 6.1(d) "fair market value" of one share of Common Stock shall mean:

     (i) the average Closing Bid Price per share of the Common Stock for the ten
(10) Trading Day period ending three (3) Trading Days prior to the date of exercise or,

     (ii) if not listed or traded on any such exchange, the average last reported sale price per share of the Common Stock on Nasdaq for the ten (10) Trading Day period ending three (3) Trading Days prior to the date of exercise, or

     (iii) if not listed or traded on any such exchange or Nasdaq, the average of the mean of the bid and asked prices per share of the Common Stock as reported in the OTC Bulletin Board or, if not so reported, in the "pink sheets" published by the National Quotation Bureau, Inc. for the ten (10) Trading Day period ending three (3) Trading Days prior to the date of exercise, or

     (iv) if such quotations are not available, the fair market value per share of the Common Stock as of the date in question as reasonably determined by the Company and the Warrantholders representing a majority of the shares of Common Stock obtainable upon exercise of all Warrants then outstanding. If such parties are unable to reach agreement within five (5) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within five (5) days after the fifth (5th) day following the Valuation Event by the Company's independent accountants. The determination of such accountants shall be final and binding upon all parties absent manifest error, and the fees and expenses of such accountant shall be borne ratably by the Company and the Warrantholders.

     2. Restrictions on Transfer; Restrictive Legends.

Restrictions on Transfer; Compliance with Securities Laws. This Warrant and the Warrant Shares issued upon the exercise of this Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). The Warrantholder, by acceptance hereof, acknowledges that this Warrant and the

Warrant Shares to be issued upon exercise hereof are being acquired solely for the Warrantholder's own account and not as a nominee for any other party, and for investment, and that the Warrantholder will not offer, sell or otherwise transfer any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state securities laws and other than in a transaction covered by an effective registration statement filed under or exempted from the registration requirements of the Securities Act; provided, however, that such Warrantholder does not agree to hold any of Warrant Shares for any minimum or other specific term and reserves the right to dispose of the Securities at any time, provided further, however, that such disposition shall be in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

     2.1 The Warrant Shares to be purchased are being acquired solely for the Warrantholder's own account and not as a nominee for any other party, for investment, and not with a present view toward distribution or resale. This Warrant may be transferred to an affiliate of the Warrantholder as set forth in
Section 5, and as permitted under the Purchase Agreement.

     2.2 Restrictive Legends. This Warrant shall (and each Warrant issued upon a partial exercise, issued upon transfer in whole or in part of this Warrant pursuant to this Section 2 or issued in substitution for this Warrant issued pursuant to Section 4 shall) be stamped or otherwise imprinted with a legend in substantially the following form:

                  "THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL OR UPON EVIDENCE REASONABLY SATISFACTORY TO VINA TECHNOLOGIES, INC. THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT OR ANOTHER APPLICABLE EXEMPTION."

Except as otherwise permitted by this Section 2, each stock certificate for Warrant Shares issued upon the exercise of any Warrant and each stock certificate issued upon the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL OR UPON EVIDENCE REASONABLY SATISFACTORY TO VINA TECHNOLOGIES, INC. THAT SUCH

         REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT OR ANOTHER APPLICABLE EXEMPTION."

     Notwithstanding the foregoing, the Warrantholder may request that the Company issue a stock certificate for Warrant Shares without a legend if (i) such Warrant Shares, as the case may be, have been registered for resale under the Securities Act or (ii) the Warrantholder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Warrantholder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Warrantholder to the effect that such disposition will not require registration of such Warrant or Warrant Shares under the Securities Act or any applicable state securities laws. The Warrantholder agrees to sell all Warrant Shares, including those represented by a certificate(s) from which the legend has been removed, pursuant to an effective registration statement or under an exemption from the registration requirements of the Securities Act.

     3. Reservation and Registration of Shares, Etc.

     3.1 Reservation. The Company covenants and agrees that all Warrant Shares which are issuable upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens, security interests, charges, preemptive rights and other encumbrances with respect to the issue thereof, other than taxes in respect of any transfer occurring contemporaneously with such issue. The Company further covenants and agrees that, during the Exercise Period, the Company will at all times have authorized and reserved, and keep available free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

     3.2 Registration. The Company is obligated to register the Warrant Shares for resale under the Securities Act pursuant to the Purchase Agreement. The shares of Common Stock issuable upon exercise of this Warrant shall constitute Registrable Shares (as such term is defined in the Purchase Agreement). Each holder of this Warrant shall be entitled to all of the benefits afforded to a holder of any such Registrable Shares under the Purchase Agreement and such holder, by its acceptance of this Warrant, agrees to be bound by and to comply with the terms and conditions of the Purchase Agreement applicable to such holder as a holder of such Registrable Shares.

     4. Exchange, Loss or Destruction of Warrant.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such bond, indemnification or insurance as the Company may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor. The term "Warrant" as used in this Agreement shall be deemed to include any Warrants issued in substitution or exchange for this Warrant.

     5. Ownership of Warrant.

     The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary; provided, however, the Warrantholder may transfer this Warrant to one or more of its affiliates if such affiliate is an "accredited investor" under Regulation D under the Securities Act and agrees to be bound by the terms and obligations of this Agreement and the Purchase Agreement.

     6. Certain Adjustments.

     6.1 The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment as follows:

     (a) Stock Dividends. If at any time prior to the exercise of this Warrant in full (i) the Company shall fix a record date for the issuance of any stock dividend payable in shares of Common Stock or (ii) the number of shares of Common Stock shall have been increased by a subdivision or split-up of shares of Common Stock, then, on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or immediately after the effective date of subdivision or split-up, as the case may be, the number of shares of Common Stock to be delivered upon exercise of this Warrant will increased so that the Warrantholder will be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (f).

     (b) Combination of Stock. If at any time prior to the exercise of this Warrant in full the number of shares of Common Stock outstanding shall have been decreased by a combination of the outstanding shares of Common Stock, then, immediately after the effective date of such combination, the number of shares of Common Stock to be delivered upon exercise of this Warrant will be decreased so that the Warrantholder thereafter will be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (f).

     (c) Reorganization, etc. If at any time prior to the exercise of this Warrant in full any capital reorganization of the Company, or any reclassification of the Common Stock, or any consolidation of the Company with or merger of the Company with or into any other person or any sale, lease or other transfer of all or substantially all of the assets of the Company to any other person, shall be effected in such a way that the holders of Common Stock shall be entitled to receive stock, other securities or assets (whether such stock, other securities or assets are issued or distributed by the Company or another person) with respect to or in exchange for Common Stock, then, upon exercise of this Warrant the Warrantholder shall have the right to receive the kind and amount of stock, other securities or assets receivable upon such reorganization, reclassification, consolidation, merger or sale, lease or other transfer by a holder of the number of shares of Common Stock that such Warrantholder would have been entitled to receive upon exercise of this Warrant had this Warrant been exercised immediately before such reorganization, reclassification, consolidation, merger or sale, lease or other transfer, subject to adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. If the per-share consideration payable to the Warrantholder in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined by the Company and the Warrantholders representing a majority of the shares of Common Stock obtainable upon exercise of all Warrants then outstanding. If such parties are unable to reach agreement within five (5) days after the occurrence of the Valuation Event, the fair value of such consideration will be determined within five (5) days after the fifth (5th) day following the Valuation Event by the Company's independent accountants. The determination of such accountants shall be final and binding upon all parties absent manifest error, and the fees and expenses of such accountant shall be borne ratably by the Company and the Warrantholders.

     (d) Fractional Shares. No fractional shares of Common Stock or scrip shall be issued to any Warrantholder in connection with the exercise of this Warrant. Instead of any fractional shares of Common Stock that would otherwise be issuable to such Warrantholder, the Company will pay to such Warrantholder a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the fair market value of one share of Common Stock as of the date of exercise.

     (e) Carryover. Notwithstanding any other provision of this Section 6, no adjustment shall be made to the number of shares of Common Stock to be delivered to the Warrantholder (or to the Exercise Price) if such adjustment represents less than 1% of the number of shares to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to 1% or more of the number of shares to be so delivered.

     (f) Exercise Price Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of this Warrant is adjusted, as herein provided, the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.

     (g) No Duplicate Adjustments. Notwithstanding anything else to the contrary contained herein, in no event will an adjustment be made under the provisions of this Section 6 to the number of Warrant Shares issuable upon exercise of this Warrant or the Exercise Price for any event if an adjustment having substantially the same effect to the Warrantholder as any adjustment that otherwise would be made under the provisions of this Section 6 is made by the Company for any such event to the number of shares of Common Stock (or other securities) issuable upon exercise of this Warrant.

     6.2 No Adjustment for Dividends. Except as provided in Section 6.1, no adjustment in respect of any dividends shall be made during the term of this Warrant or upon the exercise of this Warrant.

     6.3 Notice of Adjustment. Whenever the number of Warrant Shares or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall promptly (but, in any event, no later than ten (10) days from the date of such adjustment) mail by first class, postage prepaid, to the Warrantholder, notice of such adjustment or adjustments and a certificate of the chief financial officer of the Company setting forth the number of Warrant Shares and the Exercise Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

     7. Notices of Corporate Action.

     In the event of

     (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

     (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any Change of Control, or

     (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

     the Company will mail to the Warrantholder a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right and the amount and character of any such dividend, distribution or right, (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, Change of Control, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, Change of Control, dissolution, liquidation or winding-up and (iii) that in the event of a Change of Control, the Warrants are exercisable immediately prior to the consummation of such Change of Control. Such notice shall be mailed at least 15 days prior to the date therein specified, in the case of any date referred to in the foregoing subdivision (i), and at least 15 days prior to the date therein specified, in the case of the date referred to in the foregoing subdivision (ii).

     8. Definitions.

     As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

     Business Day: any day other than a Saturday, Sunday or a day on which national banks are authorized by law to close in the City of New York, State of New York.

     Change of Control: shall mean (i) the consolidation of the Company with or merger of the Company with or into any other person in which the Company is not the surviving corporation and after which persons who were not stockholders of the Company immediately prior to such merger or consolidation own immediately after such merger or consolidation 50% or more of the voting power of the outstanding securities of each of the continuing or surviving entity and any direct or indirect parent corporation of such continuing or surviving entity,
(ii) the sale of all or substantially all of the assets of the Company to any other person, or (iii) any sale or transfer of any capital stock of the Company after the date of this Agreement, following which 50% of the combined voting power of the Company becomes beneficially owned by one person or group acting together. For purposes of this definition, "group" shall have the meaning as such term is used in Section 13(d)(1) under the Exchange Act.

     Closing Bid Price: means, for any security as of any date, the last closing bid price for such security on the Principal Market (as defined below) as reported by Bloomberg Financial Services, L.P. ("Bloomberg"), or if the Principal Market begins to operate on an extended hours basis, and does not designate the closing bid price, then the last bid price at 4:00 p.m., New York City Time, as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price for such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holders of the Warrants representing a majority of the shares of Common Stock obtainable upon exercise of all Warrants then outstanding. If the Company and such holders of the Warrants are unable to agree upon the fair market value of the Common Stock within five (5) days, the fair market value of the Common Stock will be determined by the Company's independent accountants. The determination of such accountants shall be final and binding upon all parties absent manifest error, and the fees and expenses of such accountant shall be borne ratably by the Company and the Warrantholders. All such determinations shall be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period. All fees and expenses of such determinations shall be borne by the ratably by the Company and the Warrantholders.

     Exchange Act: the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include a reference to a comparable section, if any, of any successor federal statute.

     Exercise Form: an Exercise Form in the form annexed hereto as Exhibit A.

     Exercise Price: the meaning specified on the cover of this Warrant, as such price may be adjusted pursuant to Section 6 hereof.

     Nasdaq: The Nasdaq National Market System.

     Principal Market: means Nasdaq or if the Common Stock is not traded on Nasdaq then the principal securities exchange or trading market for the Common Stock.

     SEC: the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act, whichever is the relevant statute for the particular purpose.

     Securities Act: the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act of 1933, as amended, shall include a reference to the comparable section, if any, of any successor federal statute.

     Trading Day: any day other than a day on which securities are not traded, listed or reported on the principal national securities exchange or securities market on which the Common Stock is traded, listed or reported.

     Warrantholder: the meaning specified on the cover of this Warrant.

     Warrant Shares: the meaning specified on the cover of this Warrant, subject to the provisions of Section 6.

     9. Miscellaneous.

     9.1 Entire Agreement. This Warrant and the Purchase Agreement constitutes the entire agreement between the Company and the Warrantholder with respect to this Warrant.

     9.2 Binding Effects; Benefits. This Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective successors. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective successors, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

     9.3 Amendments and Waivers. This Warrant may not be modified or amended except by an instrument or instruments in writing signed by the Company and the Warrantholders representing a majority of the shares of Common Stock issuable upon exercise of all the Warrants. Either the Company or the Warrantholder may, by an instrument in writing, waive compliance by the other party with any term or provision of this Warrant on the part of such other party hereto to be performed or complied with. The waiver by any such party of a breach of any term or provision of this Warrant shall not be construed as a waiver of any subsequent breach.

     9.4 Section and Other Headings. The section and other headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

     9.5 Further Assurances. Each of the Company and the Warrantholder shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and documents as the Company or the Warrantholder may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this Agreement.

     9.6 Notices. All notices and other communications required or permitted to be given under this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally or sent by United States mail, postage prepaid, or by facsimile (with electronic confirmation of successful transmission) to the parties hereto at the following addresses or to such other address as any party hereto shall hereafter specify by notice to the other party hereto:

        (a)     if to the Company, addressed to:

                VINA Technologies, Inc.
                39745 Eureka Drive
                Newark, California 94560
                Attention:  President
                Telecopier:  (510) 492-0808

        with a copy to:

                Pillsbury Winthrop LLP
                50 Fremont Street
                San Francisco, California 94105
                Attention:  Stanton D. Wong, Esq.
                Telecopier:  (415) 983-1790

     (b) if to the Warrantholder, addressed to the Warrantholder at its address set forth on the signature page to the Securities Purchase Agreement dated as of October 17, 2001 among the Company, the Warrantholder and the other investors listed therein.

Except as otherwise provided herein, all such notices and communications shall be deemed to have been received on the date of delivery thereof, if delivered personally, or on the third Business Day after the mailing thereof.

     9.7 Severability. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

     9.8 Acceptance. Receipt of this Warrant by the Warrantholder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

     9.9 Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of Delaware (irrespective of its choice of law principles).

     9.10 No Rights or Liabilities as Stockholder. Nothing contained in this Warrant shall be determined as conferring upon the Warrantholder any rights as a stockholder of the Company or as imposing any liabilities on the Warrantholder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

     Dated:  ______________, 2001.

                                          VINA Technologies, Inc.


                                          By__________________________________

                                          Title_______________________________